Filed pursuant to Rule 497
File No. 333-204239

FS INVESTMENT CORPORATION IV

Supplement dated January 11, 2017

to

Prospectus dated October 31, 2016

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation IV dated October 31, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 40 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On January 10, 2017, we increased the public offering price of our Class T common stock from $11.20 per share to $11.25 per share. This increase in the public offering price was effective as of our January 11, 2017 weekly closing and first applied to subscriptions received from January 4, 2017 through January 10, 2017. In accordance with our previously disclosed share pricing policy, the new net offering price per share of our Class T common stock is not more than 2.5% greater than the net asset value per share of our Class T common stock as of January 10, 2017.